UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2025
Vail Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-09614	51-0291762
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent
Broomfield,	Colorado		80021
(Address of Principal Executive Offices)			(Zip Code)

(303)	404-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on a Current Report on Form 8-K filed by Vail Resorts, Inc. (the “Company”) on May 27, 2025 (the “Original Form 8-K”), Robert A. Katz was appointed as Chief Executive Officer of the Company, effective as of May 22, 2025. The Company is filing this Amendment No. 1 (the “Amendment”) to the Original Form 8-K to provide information regarding Mr. Katz’s compensation, which was not available at the time of filing of the Original Form 8-K.

In connection with Mr. Katz’s appointment as Chief Executive Officer, the Board of Directors (the “Board”) on June 4, 2025 approved a one-time equity award under the Company’s 2024 Omnibus Incentive Plan with a total grant date value of $1,686,831, consisting of 50% restricted share units (6,144 restricted share units) and 50% premium share appreciation rights (25,086 premium share appreciation rights with an exercise price of $169.64, which is 10% greater than the closing price of our common stock on the grant date), which will vest in three equal installments beginning on the first anniversary of the grant date. The terms of Mr. Katz's compensation as Chief Executive Officer for fiscal 2026 are expected to be determined and approved by the independent directors of the Board as part of the Company's regular executive compensation cycle in late September 2025.

Except as expressly set forth herein, this Amendment does not amend the Original Form 8-K in any way and does not modify or update any other disclosures contained in the Original Form 8-K. This Amendment supplements the Original 8-K and should be read in conjunction with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: June 5, 2025	By:	/s/ Julie A. DeCecco
Julie A. DeCecco
Executive Vice President and General Counsel